SCHEDULE 14A INFORMATION

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

ISLE OF CAPRI CASINOS, INC.

(Name of Registrant as Specified In Its Charter)

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ISLE OF CAPRI CASINOS, INC.

1641 POPPS FERRY ROAD

BILOXI, MISSISSIPPI 39532

(228) 396-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on Friday, October 8, 2004

The 2004 Annual Meeting of Stockholders of Isle of Capri Casinos, Inc. will be held at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada, on Friday, October 8, 2004 at 9:00 a.m., Pacific Time, for the following purposes:

(1)	To elect seven persons to the Board of Directors;

(2)	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 24, 2005; and

(3)	To transact such other business as may properly come before the Annual Meeting.

The record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, is the close of business on August 27, 2004. A stockholder list will be available for examination for any purpose germane to the meeting, during ordinary business hours at our principal executive offices, located at 1641 Popps Ferry Road, Biloxi, Mississippi 39532 for a period of 10 days prior to the meeting date. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the accompanying Proxy Statement, please complete, sign, date, and promptly return the proxy card in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Submitting the proxy card will not preclude you from voting in person at the Annual Meeting, should you decide to attend.

BY ORDER OF THE BOARD OF DIRECTORS,

Bernard Goldstein

Chairman and Chief Executive Officer

Biloxi, Mississippi

August 20, 2004

Please Mark, Sign, Date and Return Your Proxy in the Enclosed Envelope

or Vote by Telephone or on the Internet

ISLE OF CAPRI CASINOS, INC.

1641 POPPS FERRY ROAD

BILOXI, MISSISSIPPI 39532

(228) 396-7000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 8, 2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Isle of Capri Casinos, Inc., a Delaware corporation, of proxies for use at the 2004 Annual Meeting of Stockholders to be held on Friday, October 8, 2004, beginning at 9:00 a.m., Pacific Time, at the Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada, and at any adjournment(s) of the Annual Meeting. Isle of Capri Casinos, Inc., together with its subsidiaries, is referred to herein as the “Company,” unless the context indicates otherwise.

Our principal executive offices are located at 1641 Popps Ferry Road, Biloxi, Mississippi 39532. A copy of our 2004 Annual Report to Stockholders, this Proxy Statement, and accompanying proxy card are first being mailed to our stockholders on or about September 3, 2004.

QUESTIONS AND ANSWERS

On what am I being asked to vote?

At the Annual Meeting, the Company’s stockholders will be asked to vote on the following proposals:

1.	To elect seven persons to the Board of Directors;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending April 24, 2005.

The stockholders may also transact any other business that may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is August 27, 2004, and only stockholders of record at the close of business on that date may vote at and attend the Annual Meeting.

What constitutes a quorum for the purposes of voting?

A majority of the shares of the Company’s common stock outstanding, represented in person or by proxy at the Annual Meeting, will constitute a quorum for the purpose of transacting business at the Annual Meeting. As of August 17, 2004, there were 33,136,896 shares of the Company’s common stock outstanding.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present during the meeting, we may adjourn the meeting. In addition, in the event that there are not sufficient votes for approval of any of the matters to be voted upon at the meeting, the meeting may be adjourned in order to permit further solicitation of proxies.

How many votes do I have?

Each outstanding share of the Company’s common stock entitles its owner to one vote on each matter that comes before the meeting. The proxy card indicates the number of shares of the Company’s common stock that you owned as of the record date, August 27, 2004.

How many votes are needed to approve each item?

Provided a quorum is present, directors will be elected by the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and cast for the election of directors. Stockholders are not allowed to cumulate their votes for the election of directors.

Approval of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 24, 2005, will require an affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present.

In the case of electing directors and ratifying the selection of Ernst & Young LLP, abstentions will be treated as shares that are present or represented and entitled to vote for the purpose of determining the presence of a quorum, but will be treated as not voting. Accordingly, abstentions will have no effect on the number of votes necessary to elect directors or to ratify the selection of the Company’s independent registered public accounting firm.

What if my stock is held by a broker?

In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy, so called “broker non-votes,” those shares will not be treated as present or represented and entitled to vote for purposes of determining the presence of a quorum and will not be treated as present or represented and voting for purposes of determining the number of votes necessary for the approval of any matter on which they do not have discretionary authority to vote.

How do I vote?

You may vote by mail, telephone, on the Internet or in person at the Annual Meeting. If voting by mail, complete and sign the enclosed proxy card and return it in the enclosed envelope. If voting by telephone or on the Internet, follow the instructions printed on the proxy card. If you vote by telephone or on the Internet, the proxy card does not need to be mailed in. Whether or not you plan to attend the meeting, we encourage you to vote by telephone or Internet or to complete, sign, date and promptly return your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. One of the individuals named on the proxy card will vote your shares as directed by you on the proxy card. If no specific selections are made, one of the individuals named on your proxy card will vote your shares as follows:

1.	For the election of the directors recommended by the Board of Directors;

2.	For the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 24, 2005; and

3.	In their discretion, upon such other business as may properly come before the meeting.

Can I change my vote after I have submitted my proxy?

Yes, a stockholder who has submitted a proxy may revoke it at any time prior to its use by:

1.	Delivering a written notice to the Secretary;

2.	Executing a later-dated proxy; or

3.	Attending the Annual Meeting and voting in person.

A written notice revoking the proxy should be sent to the Company’s Secretary at the following address:

Gregory D. Guida

Senior Vice President of Development and Legal Affairs and Secretary

Isle of Capri Casinos, Inc.

1641 Popps Ferry Road

Biloxi, Mississippi 39532

How will the votes be tabulated at the meeting?

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, and such election inspectors will determine whether or not a quorum is present.

Will the Company solicit proxies in connection with the Annual Meeting?

Yes, the Company will solicit proxies in connection with the Annual Meeting. We will bear all costs of soliciting proxies including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally and by telephone and telegraph, all without extra compensation. We have retained D. F. King & Co., Inc. to assist in the solicitation of proxies. The fee to be paid for such services will be borne by us and is not expected to exceed $3,000 plus reasonable expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have seven directors. In January 2004 the Board increased its size from six to seven members and elected John G. Brackenbury to fill the newly-created vacancy until this Annual Meeting of stockholders. The Board of Directors has determined that it is in the Company’s best interest, and has resolved, to propose to the stockholders that seven directors be elected to serve until the next Annual Meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation, removal, or disqualification.

The seven nominees for whom the enclosed proxy is intended to be voted are set forth below. All nominees are now serving as our directors. Each of these nominees has indicated his willingness to serve if elected. The Board of Directors has no reason to believe that any of these nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

Name	Age	Position(s)
Bernard Goldstein	75	Chairman, Chief Executive Officer, and Director
Robert S. Goldstein	49	Director
Emanuel Crystal	77	Director
Alan J. Glazer	63	Director
W. Randolph Baker	57	Director
Jeffrey D. Goldstein	51	Director
John G. Brackenbury	68	Director

Bernard Goldstein has been our Chairman of the Board since June 1992 and our Chief Executive Officer since September 1995. From June 1992 until February 1993, and from September 1995 to December 1995, Mr. Goldstein was also our President. Mr. Goldstein has been active in the development of the riverboat gaming industry in a number of states and was Chairman of the Board of Steamboat Development Corporation and Steamboat Southeast, Inc., companies involved in the first legalized riverboat gaming ventures in the United States. In addition to his involvement in the riverboat gaming industry, Mr. Goldstein has been involved in scrap metal recycling since 1951 and barge-line transportation since 1960. Mr. Goldstein is the father of Robert S. Goldstein and Jeffrey D. Goldstein.

Robert S. Goldstein has been a director since February 1993. Mr. Goldstein is the Chairman, Chief Executive Officer and President of Alter Trading Corporation, a company engaged in the business of scrap metal recycling, and has been associated with that company since 1977. Additionally, Mr. Goldstein was a director, officer, and stockholder of the Steamboat companies and has been an officer of several affiliated companies engaged in river transportation, stevedoring and equipment leasing since 1980. Mr. Goldstein is the son of Bernard Goldstein and the brother of Jeffrey D. Goldstein.

Emanuel Crystal has been a director since October 1993, and is currently the Chief Executive Officer of Jackson Iron & Metal Company, Inc. in Jackson, Mississippi. He has held that position for over five years and has served in various positions with that company since 1949.

Alan J. Glazer has been a director since November 1996, and is currently Vice President and Regional Managing Director and a partner of Morris Anderson & Associates, Ltd., a management consulting firm. Mr. Glazer also serves as a director of Goldstein Group, Inc. a private company owned by Bernard Goldstein and members of his family, and Sun Ice Limited, a Canadian public company.

W. Randolph Baker has been a director since September 1997. Mr. Baker is currently Executive Director of the Shelby County Schools Education Foundation, a nonprofit organization dedicated to enhancing the quality of public K-12 education in Shelby County, Tennessee. Before entering the non-profit sector in the spring of 2004, Mr. Baker served as Vice Chairman and Chief Executive Officer of Thompson Baker & Berry, a regional public relations and public affairs firm located in Memphis, Tennessee. He held that position from June 1996 through the spring of 2004. Previously, Mr. Baker served as Visiting Professor of Gaming Studies in the College of Business at the University of Nevada, Reno, and as Director of Public Affairs for The Promus Companies Incorporated, then a holding company for casino and hotel brands.

Jeffrey D. Goldstein has been a director since October 2001. Mr. Goldstein is Chairman and President of Alter Company and its related barge and other transportation entities. Mr. Goldstein has been associated with Alter Company for thirty years, serving in various management roles. Additionally, Mr. Goldstein was a director, officer, and stockholder of the Steamboat Companies. Mr. Goldstein is the son of Bernard Goldstein and the brother of Robert S. Goldstein.

John G. Brackenbury, C.B.E. has been a director since January 2004. Mr. Brackenbury, who has over 40 years of experience in the leisure sector in the United Kingdom, is involved in numerous organizations. Mr. Brackenbury has served as chairman of Business in Sport & Leisure since 1985 and as chairman of Brackenbury Leisure Limited since 1996. He has also served as chairman of People 1st since 1997 and has served as chairman of Avanti Communication Ltd. since 2002. Mr. Brackenbury is a non-executive director of SFI Holdings Limited since 1998, a director of Springboard Charitable Trust since 1999, a director of Active Media Capital Ltd since 2000 and a director of Brewing Research Foundation since 2002. From November 1996 to December 2003, he was Chairman of Pubmaster Limited which was one of the United Kingdom’s leading independent pub operations. Mr. Brackenbury previously served as a non-executive director of Holsten (UK) Limited, Hotel & Catering Training Company, Western Wines Limited and Aspen Group Plc and as an executive director of Brent Walker Group, Plc.

The Board of Directors recommends that the stockholders vote “FOR” the election of each nominee for director named above.

Information Regarding the Board and Committees of the Board

The Board of Directors has three standing committees: the Stock Option and Compensation Committee, the Audit Committee, and the Nominating Committee. During the fiscal year ended April 25, 2004, which we refer to as “fiscal 2004,” the Board of Directors met ten times, the Stock Option and Compensation Committee met nine times, the Audit Committee met twelve times and the Nominating Committee met four times. During fiscal 2004, all directors attended at least 75% of the Board meetings and meetings of committees of the Board on which they served. Directors are expected to attend each Annual Meeting of Stockholders. Each member of the current Board of Directors that was a member of the Board in April 2003 attended last year’s Annual Meeting.

Messrs. Emanuel Crystal and Alan J. Glazer are members of the Stock Option and Compensation Committee. Mr. Crystal acts as chairman of the Stock Option and Compensation Committee. The Stock Option and Compensation Committee acts as an advisory committee to the full Board with respect to compensation of our executive officers and other key employees, including administration of the stock option plan, option grants, and bonuses. Additional information regarding the policies of the Committee is set forth in the “Stock Option and Compensation Committee Report on Executive Compensation” included in this Proxy Statement. In accordance with Nasdaq Rule 4350(c)(3), both members of the Stock Option and Compensation Committee are “independent” as defined in Nasdaq Rule 4200(a)(15).

Messrs. Alan J. Glazer, Emanuel Crystal, and W. Randolph Baker are members of the Audit Committee. Mr. Glazer acts as chairman of the Audit Committee. The Audit Committee’s responsibilities include recommending to the full Board the selection of our independent registered public accounting firm, reviewing the plan, scope and results of the independent audit, reviewing the fees for the audit services performed, reviewing and pre-approving the fees for the non-audit services to be performed and reviewing all financial statements.

Information regarding the functions performed by the Audit Committee during the fiscal year is set forth in the “Report of the Audit Committee,” included in this Proxy Statement. Each member of the Audit Committee is “independent” as defined in Nasdaq Rule 4200(a)(15). The Board has determined that each member of the audit committee is free from any relationship that would interfere with the exercise of independent judgment as a committee member. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of the Audit Committee Charter is included as an appendix to this annual proxy statement. At the present time, none of the members of the Audit Committee meet the requirements of the definition of an audit committee financial expert under the SEC Rules. The Board believes that the qualifications and experience of its Audit Committee members as described in “Election of Directors” as well as their ability to retain financial advisors and consultants as they deem appropriate affords the members of the Audit Committee sufficient ability and expertise to fulfill their obligations.

Messrs. Alan J. Glazer and, Emanuel Crystal are members of the Nominating Committee. Mr. Glazer acts as chairman of the Nominating Committee. The Nominating Committee considers and makes recommendations concerning the size and composition of the Board of Directors, the number of non-executive members of the Board of Directors, and membership of committees of the Board of Directors. As a policy, the Nominating Committee generally does not consider nominees recommended by the Company’s stockholders. In determining the criteria for membership on the Board of Directors, the Nominating Committee considers the skills and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time, including the following attributes: financial acumen, general business experience, industry knowledge, leadership abilities, high ethical standards and independence. In accordance with Nasdaq Rule 4350(c)(4), Messrs. Alan J. Glazer and Emanuel Crystal are “independent” as defined in Nasdaq Rule 4200(a)(15). The Nominating Committee currently is not governed by a written charter. The Board of Directors plans to approve a Nominating Committee Charter at the meeting of the Board of Directors scheduled to occur on the date of the Annual Meeting. We will post the Nominating Committee Charter adopted by the Board on our website at www.islecorp.com.

In addition to the foregoing committees of the Board of Directors, the Company also maintains a Compliance Committee. Mr. W. Randolph Baker is a member of the Compliance Committee, along with Messrs. Timothy M. Hinkley, Allan B. Solomon and Harry Redmond and Ms. Janice Newman. Mr. Baker acts as chairman, Mr. Redmond is an independent member, and Ms. Newman is the Compliance Officer of the Compliance Committee. The Compliance Committee’s responsibilities include maintaining compliance with the regulatory requirements imposed upon the Company by the jurisdictions in which it operates and evaluating relationships between the Company and persons and entities with whom the Company proposes to do business.

Code of Conduct

As required by Nasdaq Rule 4350(n), the Board of Directors has adopted a Code of Business Conduct that applies to all of the Company’s directors, officers and employees. In addition, the Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, controller and others performing similar functions and specifies the legal and ethical conduct expected of such officers. The Company’s Code of Business Conduct and Code of Ethics are posted on the Company’s website at www.islecorp.com.

Executive Sessions

In accordance with Nasdaq Rule 4350(c)(2), the Board currently schedules regular meetings at which only independent directors are present. The executive sessions generally are scheduled in conjunction with each Board meeting at which the members of the Board of Directors meet in person. Executive sessions occur at least twice every fiscal year.

Stockholder Communications with the Board

The board provides a process for stockholders to send communications to the Board or any of the directors, including the independent directors. All such communications must be in writing and shall be addressed to the

Corporate Secretary, Isle of Capri Casinos, Inc., 1641 Popps Ferry Road, Biloxi, Mississippi 39532, Attention: Stockholder Communications. All inquiries will be reviewed by the Secretary who will forward to the Board a summary of all such correspondence and copies of all communications that he determines require the attention of the Board. All communications will be compiled and submitted to the Board or the individual directors on a regular basis unless such communications are considered, in the reasonable discretion of the Secretary, to be improper for submission to the intended recipients. Examples of communications that would be deemed improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business, or communications that relate to irrelevant topics.

Independent Directors

The Board of Directors has determined that the following directors are independent as defined in Nasdaq Rule 4200(a)(15):

W. Randolph Baker

John G. Brackenbury

Emanuel Crystal

Alan J. Glazer

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Below is a table that identifies our executive officers, other than Mr. Bernard Goldstein, who is identified in the section entitled “Election of Directors,” and other key employees.

Name	Age	Position(s)
Timothy M. Hinkley	48	President and Chief Operating Officer
Allan B. Solomon	68	Executive Vice President and General Counsel
Rexford A. Yeisley	57	Senior Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary
Thomas J. Carr	62	Senior Vice President of Operations
Gregory D. Guida	39	Senior Vice President of Development and Legal Affairs and Secretary
Lester J. McMackin	40	Senior Vice President of Marketing
Robert F. Boone	55	Vice President of Human Resources and Risk Management
Richard L. Meister	59	Vice President of Construction and Design
Donn R. Mitchell, II	36	Vice President of Finance—Properties
Francis P. Ciuffetelli	39	Vice President of Information Systems
Roger W. Deaton	57	Regional Vice President of Operations
Robert S. Fiore	63	Regional Vice President of Operations
Robert F. Griffin	44	Regional Vice President of Operations
Nancy A. Donovan	44	Regional Vice President of Operations

Timothy M. Hinkley has been our President and Chief Operating Officer since July 2003. Mr. Hinkley previously served as Senior Vice President of Operations of the Company from April 1997 to July 2003. From May 1992 to April 1997, Mr. Hinkley was General Manager and Vice President of the Isle of Capri Casino Crowne Plaza Resort in Biloxi, Mississippi. From 1990 to 1992, Mr. Hinkley was Vice President of Food and Beverage and Entertainment of Steamboat Development Corporation, a riverboat gaming company in Iowa.

Allan B. Solomon served as a director of the Company from June 1992 to October 2003, served as the Chief Financial Officer and Treasurer of the Company from June 1992 to October 1993, was Chairman of the Executive Committee from January 1993 to April 1995, and was Secretary from June 1992 to July 2003. Mr. Solomon became General Counsel of the Company in May 1994 and became Executive Vice President in April 1995. From 1986 to May 1994, Mr. Solomon was President of Allan B. Solomon, P.A., which was a partner in the Florida law firm of Broad and Cassel.

Rexford A. Yeisley has been our Chief Financial Officer since December 1995 and Senior Vice President since 2001. Mr. Yeisley was Senior Vice President and Chief Financial Officer of Six Flags Theme Parks, Inc. from 1991 to 1995, and from 1987 to 1991, Mr. Yeisley was Vice President and Chief Financial Officer of that company.

Thomas J. Carr has been our Senior Vice President of Operations since March 2003. Mr. Carr previously served as Regional Vice President of Operations from November 2000 to March 2003. From February 1999 to November 2000, Mr. Carr was a consultant to North American Gaming. From March 1981 to January 1999, he was employed in various senior management positions by Harrah’s Entertainment, Inc.

Gregory D. Guida has been our Senior Vice President of Development and Legal Affairs and Secretary since July 2003. Mr. Guida has served as Vice President of Development for Isle of Capri since January 1999 and has served as House Counsel since June 1996. Prior to that, from August 1992 to June 1996, Mr. Guida was associated with the Jackson, Mississippi office of the law firm of Phelps Dunbar, L.L.P., where he practiced in that firm’s business and gaming section.

Lester J. McMackin has been our Senior Vice President of Marketing since July 2003. Mr. McMackin has served as Vice President of Marketing since July 2001. Mr. McMackin served as Vice President/General

Manager of our Lula, Mississippi property from February 2000 to July 2001, and prior to that was the Senior Director of Marketing at the corporate office from November 1998 to February 2000. Mr. McMackin joined the company as Director of Database Marketing at the corporate office in June 1996. Prior to joining the company, Mr. McMackin worked at Cohen Books as Director of Telemarketing and Sales from November 1995 to June 1996, at Trump Castle as Director of Database Marketing from June 1994 to November 1994, and at Caesars Palace in Atlantic City as Marketing Manager from March 1989 to May 1994.

Robert F. Boone has been our Vice President of Human Resources and Risk Management since August 1994. From 1991 to 1994, Mr. Boone was the Director, Human Resources and Administration for Simon MOA Management Company, the managing general partner at Mall of America, the nation’s largest retail and entertainment complex. From 1986 to 1991, Mr. Boone served as Director of Human Resources for IDS American Express in Minneapolis, Minnesota.

Richard L. Meister has been our Vice President of Construction and Design since May 2000. From 1990 to May 2000, Mr. Meister was President of RMII Associates, Inc., a consulting firm assisting in the development of capital projects for the casino and hospitality industries.

Donn R. Mitchell, II has been our Vice President of Finance—Properties since November 2000. Mr. Mitchell has been with the Company since June 1996, most recently serving as Senior Director of Finance. From June 1990 through June 1996, Mr. Mitchell was employed by Arthur Andersen, LLP as a Staff Auditor and Audit Manager.

Francis P. Ciuffetelli has been our Vice President of Information Systems since March 2004. From October 1997 to March 2004, Mr. Ciuffetelli was Vice President of Information Systems for the MidSouth Region of Caesars Entertainment in Atlantic City, New Jersey and Gulfport, Mississippi. Prior to that, he held various information technology positions with IBM Corporation.

Roger W. Deaton has been Regional Vice President of Operations since March 2000. Mr. Deaton was General Manager and Vice President of the Isle of Capri Casino and Hotel in Lake Charles, Louisiana from August 1997 to February 2000. From July 1996 to August 1997, Mr. Deaton was General Manager and Vice President of the Isle of Capri Casino and Hotel in Vicksburg, Mississippi and was Assistant General Manager of that facility from May 1995 to July 1996.

Robert S. Fiore has been Regional Vice President of Operations since July 2000 and was Vice President and General Manager of Isle of Capri Black Hawk L.L.C. from August 1998 to June 2000. From September 1997 to August 1998, Mr. Fiore was General Manager of the Belle of Baton Rouge Casino in Baton Rouge, Louisiana for Argosy Gaming. From April 1995 to February 1997, Mr. Fiore was President and General Manager of the Tropicana Resort and Casino in Las Vegas for Aztar Corporation, and from August 1989 to March 1995, Mr. Fiore was President and General Manager of the Ramada Express Hotel and Casino in Laughlin, Nevada for Aztar Corporation.

Robert F. Griffin has been our Regional Vice President of Operations since March 2003. Mr. Griffin served as Vice President/General Manager at our Black Hawk property from August 2002 to April 2003, the Tunica property from May 2001 to August 2002, the Lake Charles property from May 2000 to May 2001, and at the Vicksburg property from May 1999 to May 2000. Mr. Griffin joined the company as Senior Director of Operations at the Isle of Capri Lake Charles in 1998. Prior to joining the company, Mr. Griffin held several senior management positions with Trump Marina from 1992 to 1998.

Nancy A. Donovan was promoted to Regional Vice President of Operations in May 2004. Ms. Donovan also serves as vice president and general manager of the Isle—Bettendorf, Iowa and Rhythm City Casino— Davenport, Iowa. Ms. Donovan has been General Manager of Lady Luck Bettendorf since 1997. Ms. Donovan served as Director of Marketing at Hyatt Grand Victoria Casino in Rising Sun, Indiana from 1996 to 1997, at Lady Luck Casino Bettendorf, Iowa from 1994 to 1996 and at Casino Rock Island in Rock Island, Illinois from June 1992 to August 1994.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our equity securities to file reports of ownership of, and transactions in, our equity securities with the Securities and Exchange Commission. Such directors, executive officers, and 10% stockholders also are required to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such forms we received, and upon written representations that no other reports were required, with respect to the fiscal year ended April 25, 2004, the Company’s executive directors, officers, and 10% stockholders complied with all applicable Section 16(a) filing requirements except for Mr. Baker and Mr. Goldstein who each reported one transaction late.

OWNERSHIP OF OUR CAPITAL STOCK

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 17, 2004, (unless otherwise indicated) by: (1) each director and nominee for director, (2) the individuals named in the Summary Compensation Table (i.e., the Named Executive Officers), (3) all directors and executive officers (including the Named Executive Officers) as a group, and (4) based on information available to us and filings made under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, each person known by us to be the beneficial owner of more than 5% of our common stock. Unless otherwise indicated, all persons listed have sole voting and dispositive power over the shares beneficially owned.

Name and Address of 5% Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Shares Owned (2)
Robert S. Goldstein (3)	10,016,020	33.8%
B.I.J.R.R. Isle, Inc. (4)	8,702,625	29.5%
B.I. Isle Partnership, L.P. (5)	4,502,625	15.3%
Jeffrey D. Goldstein (6)	2,862,566	9.7%
Bernard Goldstein (7)	2,291,387	7.6%
Alter Company (8)	1,516,809	5.1%
Goldstein Group, Inc. (9)	1,516,809	5.1%
Allan B. Solomon (10)	397,736	1.3%
Rexford A. Yeisley (11)	159,073	*
Emanuel Crystal (12)	73,063	*
Alan J. Glazer (13)	78,000	*
Timothy M. Hinkley (14)	113,563	*
W. Randolph Baker (15)	38,000	*
Thomas J. Carr (16)	49,600	*
John Brackenbury (17)	15,650	*
All Named Executive Officers and Directors as a Group (11 persons) (18)	16,079,008	52.6%

*	Less than 1%.

Notes:

(1)	Unless otherwise indicated below, the business address for each member or affiliated entity of the Goldstein family listed below is 2200 Corporate Boulevard, N.W., Boca Raton, Florida 33431.
(2)	Calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within 60 days of August 17, 2004, are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.
(3)	The number of shares beneficially owned by Robert S. Goldstein includes 8,702,625 shares, which Robert S. Goldstein, as President of B.I.J.R.R. Isle, Inc. (the sole general partner of each of B.I. Isle Partnership, L.P., Rob Isle Partnership, L.P., Rich Isle Partnership, L.P., and Jeff Isle Partnership, L.P.), has indirect beneficial ownership, and 86,152 shares issuable upon the exercise of stock options that are exercisable within 60 days issued to Robert S. Goldstein. The business address of Robert S. Goldstein is 689 Craig Road, St. Louis, Missouri 63141.
(4)

Shares owned by B.I.J.R.R. Isle, Inc. are reported as beneficially owned by Robert S. Goldstein, as President of B.I.J.R.R. Isle, Inc. The number of shares beneficially owned includes 4,502,625 shares, which B.I.J.R.R. Isle, Inc., as the sole general partner of each of B.I. Isle Partnership, L.P., Rob Isle Partnership, L.P., Rich Isle Partnership, L.P., and Jeff Isle Partnership, L.P., has indirect beneficial ownership. The address for B.I.J.R.R. Isle, Inc. is c/o Michael Newmark, Bryan Cave LLP, 211 N. Broadway, Ste. 3600, St. Louis, Missouri 63102.
(5)	Shares owned by B.I. Isle Partnership, L.P. are reported as beneficially owned by B.I.J.R.R. Isle, Inc., as the sole general partner of B.I. Isle Partnership, L.P., and by Robert S. Goldstein, as President of B.I.J.R.R. Isle, Inc. The address for B.I. Isle Partnership is c/o Michael Newmark, Bryan Cave LLP, 211 N. Broadway, Ste. 3600, St. Louis, Missouri 63102.
(6)	The number of shares beneficially owned by Jeffrey D. Goldstein includes 1,516,809 shares held by Alter Company, a wholly owned subsidiary of the Goldstein Group, Inc. of which Jeffrey D. Goldstein, as President, has indirect beneficial ownership, and 28,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. The business address for Jeffrey D. Goldstein is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.
(7)	The number of shares beneficially owned by Bernard Goldstein includes 1,516,809 shares held by Alter Company, a wholly owned subsidiary of Goldstein Group, Inc. of which Bernard Goldstein, as Chairman, has indirect beneficial ownership, 435,400 shares issuable upon the exercise of stock options that are exercisable within 60 days issued to Bernard Goldstein and 24,476 shares held in the Bernard Goldstein Retirement Plan.
(8)	Shares owned by Alter Company are reported as beneficially owned by Bernard Goldstein, as Director of Alter Company. The address for Alter Company is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.
(9)	Goldstein Group, Inc. owns 100% of the shares of the Alter Company and Alter Trading Corporation. The Goldstein Group, Inc. has no direct ownership of shares of Isle of Capri Casinos, Inc., its holdings are indirect through Alter Company. The address for Goldstein Group, Inc. is 2117 State Street, Suite 300, Bettendorf, Iowa 52722.
(10)	Includes 239,146 shares issuable upon exercise of stock options that are exercisable within 60 days.
(11)	Includes 58,725 shares issuable upon exercise of stock options that are exercisable within 60 days.
(12)	Includes 56,000 shares issuable upon exercise of stock options that are exercisable within 60 days and 2,000 shares owned by Emanuel Crystal’s wife.
(13)	Includes 32,000 shares issuable upon exercise of stock options that are exercisable within 60 days and 1,000 shares owned by Alan J. Glazer’s wife.
(14)	Includes 66,880 shares issuable upon exercise of stock options that are exercisable within 60 days.
(15)	Includes 18,000 shares issuable upon exercise of stock options that are exercisable within 60 days.
(16)	Includes 27,600 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(17)	Includes 11,250 shares issuable upon exercise of stock options that are exercisable within 60 days.
(18)	Information provided is for the individuals who were our executive officers and directors on August 17, 2004, and includes 1,059,653 shares issuable upon exercise of stock options that are exercisable within 60 days. The amount does not include 1,206,457 shares beneficially owned by relatives of Bernard Goldstein, Robert S. Goldstein and Jeffrey D. Goldstein, other than the three of them, the beneficial ownership of which is disclaimed by Bernard Goldstein, Robert S. Goldstein and Jeffrey D. Goldstein. If such shares were included in the category “All Named Executive Officers and Directors as a Group,” the number of shares of our common stock beneficially owned by such group as of August 17, 2004, would have been 17,285,465 and the percentage of outstanding shares of our common stock owned by such group as of August 17, 2004, would have been 56.5%.

COMPENSATION OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the annual, long-term and other compensation awarded, earned, or paid by the Company during the fiscal years ended April 25, 2004, April 27, 2003 and April 28, 2002 to (a) our Chief Executive Officer and (b) our four most highly compensated executive officers, other than our Chief Executive Officer (the “Named Executive Officers”).

Name and Principal Position	Fiscal Year				Long Term Compensation (1)		All Other Compensation (3) ($)
		Annual Compensation			Awards
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) (2)	Securities Underlying Options (#)
Bernard Goldstein	2004	$550,000	$104,903	$—	$32,771	35,500	$14,086
Chairman and Chief						16,152
Executive Officer	2003	550,000	102,606	—	32,069	37,500	13,924
						14,830
						39,173
						51,489
						36,656
	2002	500,000	137,291	—	42,904	85,000	8,929

Timothy M. Hinkley	2004	$380,961	$63,825	$—	$19,933	64,000	$16,980
President and Chief	2003	290,000	47,536	—	14,861	19,000	6,460
Operating Officer	2002	269,231	61,835	—	19,322	40,000	5,434

Allan B. Solomon	2004	$375,000	$54,544	$—	$17,038	18,000	$27,233
Executive Vice						15,987
President and	2003	365,000	59,830	—	18,692	19,000	16,194
General Counsel	2002	354,231	82,792	—	25,863	40,000	12,352
						3,299
						1,163
						1,544
						4,166
						493
						5,125

Rexford A. Yeisley	2004	$300,000	$45,315	$—	$14,167	18,000	$8,548
Senior Vice President	2003	290,000	47,536	—	14,861	19,000	3,900
and Chief Financial	2002	259,260	12,376	—	19,362	40,000	4,145
Officer						2,525
						5,673
						188

Thomas J. Carr	2004	$275,000	$40,219	$—	$12,577	18,000	$24,373
Senior Vice President	2003	240,385	38,038	—	11,894	15,000	11,008
of Operations	2002	224,666	74,642	—	23,319	30,000	5,978

(1)	The Company has not granted stock appreciation rights.
(2)	As of the end of last fiscal year, the total number and value of the unvested restricted stock holdings are as follows: Mr. Goldstein has 15,227 shares valued at $361,337; Mr. Hinkley has 7,837 shares valued at $185,972; Mr. Solomon has 10,161 shares valued at $241,121; Mr. Yeisley has 7,647 shares valued at $181,463; and Mr. Carr has 2,736 shares valued at $64,925. Restricted shares initially awarded in fiscal 1999 under the Company’s Deferred Bonus Program, were issued in June 2004 as unrestricted shares to Messrs. Goldstein, Hinkley and Yeisley. They received 14,552; 6,376; and 6,320 shares, respectively.

(3)	During fiscal 2003, amounts include medical insurance that we paid for Messrs. Goldstein, Hinkley, Solomon, Yeisley and Carr of $5,870, $10,942, $9,614, $5,290 and $9,151, respectively; our matching contribution to our 401(k) deferred compensation plan we paid for Messrs. Goldstein, Hinkley, Solomon and Yeisley of $3,000, $3,000, $3,000 and $3,000, respectively; life insurance that we paid for Messrs. Goldstein, Hinkley, Solomon, Yeisley and Carr of $1,236, $90, $8,992, $258 and $4,673, respectively; and other fringe benefits that we paid for Messrs. Goldstein, Hinkley, Solomon and Carr of $3,980, $2,949, $5,627 and $10,549, respectively.

Option Grants in Last Fiscal Year

The following table sets forth information concerning options granted during fiscal 2004 to the Named Executive Officers.

	Individual Grants					Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price ($/Share)	Expiration Date
						5%		10%
Name						Price per share	Aggregate Value ($)(4)	Price per share	Aggregate Value ($)(4)
Bernard Goldstein	35,500 (1) 16,152 (2)	5.4 2.4	% %	$20.55 19.85	10/10/2013 9/15/2004	$13.20 0.61	$468,625 9,925	$33.19 1.59	$1,178,328 25,666
Timothy M. Hinkley	64,000 (1)	9.7%		20.55	10/10/2013	13.20	844,844	33.19	2,124,310
Allan B. Solomon	18,000 (1) 15,987 (2)	2.7 2.4	% %	20.55 20.06	10/10/2013 9/18/2004	13.20 1.17	237,613 18,633	33.19 2.18	597,462 34,788
Rexford A. Yeisley	18,000 (1)	2.7%		20.55	10/10/2013	13.20	237,613	33.19	597,462
Thomas J. Carr	18,000 (1)	2.7%		20.55	10/10/2013	13.20	237,613	33.19	597,462

Totals	185,639	28.0%

(1)	These awards were made pursuant to the 2000 Stock Option Plan. Options awarded vest one-fifth on the first, second, third, fourth and fifth anniversaries of the grant date. In the case of an option which is deemed an incentive stock option, the option price must be not less than 100% of the fair market value of Company Common Stock on the date the option is granted. The fair market value of a share of Company Common Stock is the mean of the high and low market prices at which a share of Company Common Stock is traded on the date of grant. The grants provide that stock options may not be exercised during the first twelve months after the date of the grant.

The plan allows shares of Company Common Stock to be used to satisfy any resulting Federal, State and local tax liabilities, but does not provide for a cash payment by the Company for income taxes payable as a result of the exercise of a stock option award. The 2000 Stock Option Plan allows options to remain exercisable for up to 10 years from the date of grant. The plan has provisions about the impact of a change in control, death, disability, retirement and termination of employment on the exercisability of options, with change in control causing acceleration of vesting. The plan also has a provision for reload options.

(2)	These awards were made pursuant to the reload provision of the plan from which the originally surrendered options were granted.
(3)	The maximum term for options granted under the 2000 Stock Option Plan is 10 years. The term for options granted under the reload provision is the later to occur of the expiration date of the originally surrendered option or one year from the date of grant of the reload option. The dollar gains under these columns result from calculations assuming 5% and 10% stock price appreciation rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of Company Common Stock. The gains reflect a future value based upon growth at these prescribed rates. The Company did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value.
(4)	Not discounted to present value.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning the number and value of shares acquired on the exercise of options and exercisable and unexercisable stock options at the end of fiscal 2004 for the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable (E)/ Unexercisable (U)	Value of Unexercised In-The-Money Options at Fiscal Year End ($) Exercisable (E)/ Unexercisable (U)

Bernard Goldstein	22,500	$126,000	411,800 E	$5,647,755 E
			154,500 U	1,645,685 U
Timothy M. Hinkley	—	—	45,000 E	667,658 E
			115,800 U	872,578 U
Allan B. Solomon	22,500	130,613	214,046 E	3,402,181 E
			71,400 U	744,758 U
Rexford A. Yeisley	24,917	390,668	46,469 E	614,991 E
			69,800 U	723,078 U
Thomas J. Carr	—	—	15,000 E	232,395 E
			48,000 U	469,080 U

Compensation of Directors

Directors who are not employed by us receive a $50,000 annual retainer, additional compensation of $2,000 and reimbursement of out-of-pocket expenses for each board meeting attended and for each meeting with management that they may be required to attend, and an annual grant of options to purchase 10,000 shares of the Company’s common stock at market value as of the grant date. The options vest over a five-year period. Directors who are our employees receive no additional compensation for serving as directors. All directors are reimbursed for travel and other expenses incurred in connection with attending board meetings and meetings with management that they may be required to attend. In addition, upon the initial election or appointment of any person to the Board of Directors, he or she will receive options to acquire 22,500 shares of our common stock.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

In January 2002, we entered into an employment agreement with Bernard Goldstein, Chairman and Chief Executive Officer. Pursuant to the employment agreement, Mr. Goldstein received an initial base salary of $500,000, subject to increases as may be determined by the Board of Directors from time to time. In addition, Mr. Goldstein is entitled to participate in our stock option and other benefit plans. The employment agreement is for an initial term of one year and is automatically renewable for successive one-year periods thereafter, unless 90 days’ written notice is given by either party. If Mr. Goldstein dies or becomes disabled, or if we terminate the term of employment without “cause” (as defined in the employment agreement), either during the initial term, or any renewal term, or by written notice of nonrenewal, Mr. Goldstein would be entitled, upon releasing us and our affiliates from any, and all claims, to receive his salary and employment benefits for two years or until new employment begins, whichever occurs first. Further, if Mr. Goldstein dies or becomes disabled, he or his representative will also be entitled to a lump sum payment equal to the average of the last three years’ bonus payments, inclusive of deferred amounts. In addition, in the event of a change of control (as defined in the employment agreement), Mr. Goldstein shall be entitled to the following severance: (1) salary and benefit continuation for 24 months or until new employment begins, whichever occurs first; (2) a lump sum payment equal to the average of the previous three years’ bonus payment, inclusive of deferred amounts; (3) vesting of all stock options; and (4) payment of all deferred bonuses.

In January 2002, we entered into employment agreements with Allan B. Solomon, Executive Vice President and General Counsel, and Rexford A. Yeisley, Senior Vice President and Chief Financial Officer, the terms of which are substantially similar to the employment agreement described above. Pursuant to the employment agreements, Messrs. Solomon and Yeisley received an initial base salary of $355,000 and $270,000, respectively. In addition, pursuant to each of the employment agreements, the maximum period of salary continuation in the event of a termination, death or disability is 12 months and in the event of a change of control is 18 months. The employment agreements of Messrs. Solomon and Yeisley had an initial term of one year, and continue for successive one-year periods until terminated.

In July 2003, we entered into employment agreements with Timothy M. Hinkley, President and Chief Operating Officer, and Thomas J. Carr, Senior Vice President of Operations, the terms of which are substantially similar to the employment agreements described above. Pursuant to their employment agreements, Messrs. Hinkley and Carr will receive an initial base salary of $400,000 and $275,000, respectively. In addition, pursuant to his employment agreement, the maximum period of salary continuation in the event of termination, death, disability or a change of control is 24 months for Mr. Hinkley. The employment agreement of Mr. Carr provides that the maximum period of salary continuation in the event of a termination is 12 months, and in the event of death, disability or a change of control is 18 months. The employment agreements of Messrs. Hinkley and Carr have an initial term of one year, and continue for successive one-year periods until terminated.

Stock Option and Compensation Committee Report on Executive Compensation

The Stock Option and Compensation Committee advises the Board of Directors concerning executive compensation, including base salaries, bonuses, stock option grants, health and life insurance and other benefits. Stock Option and Compensation Committee recommendations concerning executive compensation are reviewed and approved by the Board. Board members who are also our executive officers do not participate in the deliberations of the Board concerning their respective compensation and benefits and do not vote on such matters.

Our objective concerning executive compensation is to design an executive compensation program that attracts and retains qualified executives and aligns executives’ interests with ours and those of our stockholders in achieving our operating goals and business objectives and increasing stockholder value. The principal components of our executive compensation program are base salary, bonus, and stock options. In light of our objective concerning executive compensation, a substantial portion of the executive compensation above the base salary is generally provided through bonuses tied to certain indicators of our performance and through the grant of stock options.

The Stock Option and Compensation Committee’s determinations of overall executive compensation for the fiscal year 2004, which includes salary, bonus, certain benefits and stock option awards, were based upon consideration of, among other factors, our performance during the fiscal year, the individual executive’s contribution to the achievement of operating goals and business objectives, and levels of compensation in comparable companies at similar stages of development, with particular emphasis on those operating in the gaming industry.

In January 2002, we entered into an employment agreement with Bernard Goldstein, our Chairman and Chief Executive Officer. Mr. Goldstein’s employment agreement provides that his compensation consists of a base salary and a discretionary bonus. For the fiscal year 2004, Mr. Goldstein received a base salary of $550,000 and a bonus of $104,903 (approximately 20% of which bonus was awarded as deferred restricted stock). The amount of Mr. Goldstein’s base salary was determined by the Stock Option and Compensation Committee based on Mr. Goldstein’s individual performance as Chief Executive Officer and the Company’s overall performance, and is consistent with our objective to design an executive compensation program that attracts and retains qualified executives. The determination of the amount of Mr. Goldstein’s bonus for the fiscal year 2004 was determined by the Stock Option and Compensation Committee based upon the financial performance of the Company as measured against certain financial targets approved by this committee, and Mr. Goldstein’s achievement of certain subjective goals and objectives.

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our deduction for compensation paid to the Named Executive Officers to $1 million unless certain requirements are met. The policy of the Stock Option and Compensation Committee with respect to Section 162(m) is to establish and maintain a compensation program that will optimize the deductibility of compensation. In that regard, no executive officer received compensation in excess of $1 million during fiscal 2004. The Stock Option and Compensation Committee, however, reserves the right to use its judgment, where merited by the Stock Option and Compensation Committee’s need for flexibility to respond to changing business conditions or by an executive’s individual performance, to authorize compensation that may not, in a specific case, be fully deductible.

By The Stock Option and Compensation Committee:

Emanuel Crystal, Stock Option and Compensation Committee Chair

Alan J. Glazer, Stock Option and Compensation Committee Member

Robert S. Goldstein, Stock Option and Compensation Committee Member

Jeffrey D. Goldstein, Stock Option and Compensation Committee Member

July 22, 2004

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the independent registered public accountants, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Committee has discussed with the independent registered public accountants the accountants’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the registered public accountants’ independence.

The Committee discussed with the Company’s internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Committee meets with the internal auditors and the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held twelve meetings during fiscal year 2004.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended April 25, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent registered public accountants for fiscal year ending April 24, 2005.

By The Audit Committee:

Alan Glazer, Audit Committee Chair

Emanuel Crystal, Audit Committee Member

Randolph Baker, Audit Committee Member

July 22, 2004

STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to Isle of Capri Casinos, Inc.’s stockholders during the five-year period ended April 25, 2004, as well as an overall stock market index (Nasdaq Market Index) and Isle of Capri Casinos, Inc.’s peer group index (Dow Jones Casino Group Index):

	1999	2000	2001	2002	2003	2004
Isle of Capri Casinos, Inc.	100.00	207.48	136.69	313.72	193.05	347.66
Peer Group Index	100.00	117.56	153.35	211.85	186.12	341.49
Nasdaq Market Index	100.00	155.38	86.76	69.72	60.76	83.36

The stock performance graph assumes $100 was invested on April 30, 1999. The stock price performance shown in this graph is neither indicative of nor intended to suggest future stock price performance.

CERTAIN RELATED PARTY TRANSACTIONS

A company indirectly wholly owned by the Goldstein family, including a trust of which Bernard Goldstein is a beneficiary, Robert S. Goldstein and Jeffrey D. Goldstein, leases to us for the Isle of Capri Casino & Hotel in Bettendorf, Iowa on a month-to-month basis (1) land for parking at a monthly rent of $20,000 and (2) warehouse space at a monthly rent of $3,360. Bernard Goldstein, Robert S. Goldstein and Jeffrey D. Goldstein are members of our Board of Directors and are nominated for re-election, and Bernard Goldstein is Chairman of our Board of Directors and Chief Executive Officer.

We reimburse Alter Trading Corporation, a company indirectly wholly owned by the Goldstein family, including a trust of which Bernard Goldstein is a beneficiary, Robert S. Goldstein and Jeffrey D. Goldstein, for annual lease payments of $100,964 with respect to property leased by Alter Trading Corporation. The land was leased at Isle of Capri’s request in order to secure a site for possible casino operations. The Company has entered into an agreement to assume Alter Trading’s obligations under these leases. Bernard Goldstein, Robert S. Goldstein and Jeffrey D. Goldstein are members of our Board of Directors and are nominated for re-election, and Bernard Goldstein is Chairman of our Board of Directors and Chief Executive Officer.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending April 24, 2005. Ernst & Young LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended April 25, 2004. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table summarized the fees billed to the Company for professional services by Ernst & Young LLP for the fiscal years 2004 and 2003:

	2004	2003
Audit Fees	$1,026,747	$1,156,429
Audit-Related Fees	24,768	11,438
Tax Fees	513,895	495,635
All Other Fees	—	—

	$1,565,410	$1,663,502

Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements, the review procedures on the consolidated financial statements included in our Forms 10-Q, as well as accounting consultations, statutory audits, consents, and other services related to Securities and Exchange Commission filings. Audit-related fees include fees for accounting consultations primarily related to business acquisitions. Tax fees consist of amounts billed for tax compliance assistance and tax planning and advice. All other fees are for any services not included in the other three categories.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s outside accountants. The Audit Committee may delegate its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews, and if appropriate, approves all non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation, and the likely impact of the non-audit services on the principal accountant’s independence.

The Audit Committee pre-approved each engagement of the Company’s registered independent public accounting firm to perform non-audit related services during fiscal year 2004.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and believes the provision of the services referenced above is compatible.

The Audit Committee and the Board of Directors recommend the stockholders vote “FOR” the proposal to ratify the appointment of Ernst & Young LLP as the Company’s registered independent public accounting firm for the fiscal year ending April 24, 2005.

OTHER MATTERS

The Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxyholders.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Commission, wish to present proposals for inclusion in our proxy materials to be distributed in connection with our 2005 Annual Meeting must submit their proposals no later than April 18, 2005, at our principal executive offices, Attention: Bernard Goldstein, Chairman and Chief Executive Officer. As the rules of the Commission make clear, simply submitting a proposal does not guarantee its inclusion.

ADDITIONAL INFORMATION

A copy of our Annual Report to Stockholders for fiscal 2004 is being provided to stockholders with this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Bernard Goldstein

Chairman and Chief Executive Officer

August 20, 2004

Biloxi, Mississippi

ISLE OF CAPRI CASINOS, INC.

AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee.

The committee will review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall consist of at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or (shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of its activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. In order to most effectively carry out its responsibilities, the committee believes its policies and procedures should remain flexible to act—proactively or reactively depending on the circumstances—to changing conditions. The committee should take the appropriate actions to set the overall corporate “tone” for responsible financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the direct responsibility for auditor appointment, compensation, and oversight of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company, including matters in the written disclosures required by the Independence Standards Board, and shall consider the compatibility of nonaudit services with the auditors’ independence. Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

A-1

•	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations and will provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee.

•	The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to the stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: October 07, 2002

LAST ANNUAL AUDIT COMMITTEE CHARTER REVIEW: May 03, 2004

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Please date, sign and mail

your proxy card back as

soon as possible.

ANNUAL MEETING OF STOCKHOLDERS OF

ISLE OF CAPRI CASINOS, INC.

October 8, 2004

ê        Please detach and mail in the envelope provided.        ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1: Election of Directors			Proposal 2. Ratify selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm.	FOR AGAINST ABSTAIN ☐ ☐ ☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY to vote for all nominees listed at right ☐ FOR ALL EXCEPT (See instructions below)	☐ Bernard Goldstein ☐ Robert S. Goldstein ☐ Emanuel Crystal ☐ Alan J. Glazer ☐ W. Randolph Baker ☐ Jeffrey D. Goldstein ☐ John G. Brackenbury

Please sign exactly as your name appears on this Proxy. If shares are registered in more than one name, the signatures of all such holders are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer’s title and official capacity. A partnership should sign in the partnership name by an authorized person, stating such person’s title and relationship to the partnership.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder		Date:
(If held Jointly)

Note: Please complete, date, sign and return this proxy promptly using the enclosed envelope.

PROXY	PROXY

ISLE OF CAPRI CASINOS, INC.

Solicited by the Board of Directors for the Annual Meeting

to be held October 8, 2004

The undersigned hereby appoints Bernard Goldstein and Allan B. Solomon, and each of them, the proxy or proxies of the undersigned with full power of substitution to vote all shares of the common stock of Isle of Capri Casinos, Inc., a Delaware corporation (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on October 8, 2004, or adjournments or postponements thereof, with all powers the undersigned would possess if personally present, on the following as specified and, in their discretion, on such other matters as may properly come before the meeting. Receipt of the Notice of the Annual Meeting of Stockholders is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, this proxy will be voted “FOR” Proposals 1 and 2 and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

Continued and to be signed on the reverse side

ANNUAL MEETING OF STOCKHOLDERS OF

ISLE OF CAPRI CASINOS, INC.

October 8, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR -	COMPANY NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. - OR -	ACCOUNT NUMBER

INTERNET - Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.    ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1: Election of Directors			Proposal 2. Ratify selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm.	FOR AGAINST ABSTAIN ☐ ☐ ☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	☐ Bernard Goldstein ☐ Robert S. Goldstein ☐ Emanuel Crystal ☐ Alan J. Glazer ☐ W. Randolph Baker ☐ Jeffrey D. Goldstein ☐ John G. Brackenbury

Please sign exactly as your name appears on this Proxy. If shares are registered in more than one name, the signatures of all such holders are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer’s title and official capacity. A partnership should sign in the partnership name by an authorized person, stating such person’s title and relationship to the partnership.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder		Date:
(If held Jointly)

Note: Please complete, date, sign and return this proxy promptly using the enclosed envelope.